SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                        Date of Report: January 16, 2002


                         ALLOY STEEL INTERNATIONAL, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                 000-32875             98-0233941
         --------                                       ----------
(State or other jurisdiction    (Commission            (IRS Employer
          of incorporation)      File Number)       Identification No.)



42 MERCANTILE WAY MALAGA
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P.O. BOX 3087 MALAGA DC 6945
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(Address of principal executive offices)


Registrant's telephone number, including area code:  61 8 9248 3188
                                                     --------------

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 14, 2001, Alloy Steel International, Inc. (the "Company") filed a Form 8-K with the Securities and Exchange Commission disclosing that it had dismissed Feldman Sherb and Co., P.C. ("Feldman Sherb") as its independent certified public accountant. Also on that date, the Company requested Feldman Sherb to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. The Company did not receive a copy of the letter addressed to the SEC until January 15, 2002. A copy of the letter from Feldman Sherb is attached hereto.

ITEM 7.  EXHIBITS.

         Exhibit 99.1 - Letter from Feldman Sherb and Co., P.C. addressed to the SEC.





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


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ALLOY STEEL INTERNATIONAL, INC.



Date:  January 16, 2002                 By:  /s/ David Gonzalez
                                           -----------------------------
                                           Name:  David Gonzalez
                                           Its:  Vice President


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